Rockdale Resources Corporation 10-K/A

EXHIBIT 32.1

CERTIFICATION PERSUANT TO 18 U.S.C. SS. 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rockdale Resources Corporation (the “Company”) on Form 10-K/A for the period ending December 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), Zel C. Khan, the Company’s Principal Executive and Financial/Accounting Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

July 25, 2016

/s/ Zel C. Khan
Zel C. Khan, Chief Executive Officer (Principal Executive and Financial/Accounting Officer)